SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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JMAR TECHNOLOGIES, INC.

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April 26, 2004

Dear Shareholder:

It is my pleasure to invite you to the JMAR Technologies, Inc. 2004 Annual Meeting of Shareholders.

We will hold the meeting on Friday, June 25, 2004 at 10:00 a.m. at the San Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California. After the close of the formal portion of the meeting we will review the major developments of 2004, answer your questions and discuss our future prospects. We will also have a number of our key employees available to meet with you.

This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting and provides additional information about JMAR’s management.

Your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

We look forward to seeing you at the meeting.

Sincerely,

Vernon H. Blackman, Ph.D.
Chairman of the Board

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
INFORMATION ABOUT JMAR STOCK OWNERSHIP
PROPOSAL 1 ELECTION OF DIRECTORS
INFORMATION ABOUT THE BOARD AND CORPORATE GOVERNANCE
REPORT OF THE AUDIT COMMITTEE
AUDIT AND NON-AUDIT FEES
CHANGE IN ACCOUNTANTS
PROPOSAL 2 RATIFICATION OF THE SELECTION OF AUDITORS
PROPOSAL 3 AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
PROPOSAL 4 APPROVAL OF NON-EMPLOYEE DIRECTOR EQUITY PLAN
EXECUTIVE OFFICERS OF THE COMPANY
EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE COMPENSATION COMMITTEE
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
SHAREHOLDER COMMUNICATIONS WITH BOARD OF DIRECTORS
OTHER BUSINESS
AUDIT COMMITTEE CHARTER
RESPONSIBILITIES AND DUTIES

JMAR TECHNOLOGIES, INC.

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

Date: Friday, June 25, 2004
Time: 10:00 a.m.
Place: San Diego Marriott Del Mar
11966 El Camino Real
San Diego, California

TO OUR SHAREHOLDERS:

At our 2004 Annual Meeting, we will ask you to:

(1)	Elect seven directors to serve for the next year or until their successors are elected;

(2)	Ratify the selection of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004;

(3)	Approve an amendment to the Company’s Certificate of Incorporation to increase the authorized Common Stock from 40,000,000 to 80,000,000 shares;

(4)	Approve the Non-Employee Directors’ Equity Plan to authorize a total of 100,000 shares of Common Stock for the payment of Board and Committee meeting fees; and

(5)	Transact any other business that may properly be presented at the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

If you were a shareholder of record at the close of business on April 26, 2004, you are entitled to vote at the Annual Meeting.

You are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, we urge you to mark, sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. If you do attend the meeting, you may then withdraw your proxy and vote in person.

By Order of the Board of Directors,

Joseph G. Martinez
Corporate Secretary,
Senior Vice President and General Counsel

San Diego, California
April 26, 2004

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

PROXY STATEMENT FOR JMAR TECHNOLOGIES, INC.

2004 ANNUAL MEETING OF SHAREHOLDERS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2004 Annual Meeting of Shareholders. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Along with this Proxy Statement, we are also sending you the JMAR Technologies, Inc. (“JMAR” or “Company”) 2003 Annual Report.

WHO IS ENTITLED TO VOTE?

We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about May 3, 2004 to all shareholders entitled to vote. Shareholders who owned JMAR Common Stock at the close of business on April 26, 2004 (“Record Date”) are entitled to vote. On the Record Date, there were 30,864,132 shares of JMAR Common Stock outstanding. JMAR Common Stock is our only class of outstanding voting capital stock.

WHAT CONSTITUTES A QUORUM?

A majority of our shareholders entitled to vote at the meeting must be present, in person or by proxy, in order to constitute a quorum. We can only conduct the business of the meeting if a quorum has been established. In order to conduct the meeting and to vote to elect the directors and approve the three other proposals, shareholders of record who are present at the meeting in person or by proxy and who abstain, including brokers holding customers’ shares who cause abstentions to be recorded at the meeting, will be considered present at the meeting and entitled to vote and they will count toward the quorum.

HOW MANY VOTES DO I HAVE?

Except as provided below with regard to election of directors, on all matters to be voted upon at the Annual Meeting, each holder of record of JMAR Common Stock on the Record Date will be entitled to one vote for each share held. The proxy card indicates the number of shares that you hold.

DO SHAREHOLDERS HAVE THE RIGHT TO CUMULATE THEIR VOTES IN ELECTION OF DIRECTORS?

Under a California law that is applicable to JMAR, shareholders have certain cumulative voting rights in the election of directors. Under cumulative voting, each shareholder is entitled to as many votes as equals the number of shares of common stock held by that shareholder multiplied by the number of directors to be elected (7). Each shareholder may cast all of his or her votes for a single candidate or may distribute them among two or more candidates as he or she sees fit. However, no shareholder shall be entitled to cumulate votes for a candidate unless (i) the candidate’s name has been properly placed in nomination in accordance with the Company’s Bylaws prior to the Annual Meeting, and (ii) notice of intention to cumulate votes has been given by a shareholder at the Annual Meeting prior to the voting. If any shareholder gives such notice, then all shareholders may then cumulate their votes. If cumulative voting is applicable and there are more than seven nominees for director, then the proxy holders will exercise their discretionary authority to cast the votes covered by the proxies received by them in such a manner as they believe will ensure the election of as many of the Company’s directors as possible.

HOW DO I VOTE BY PROXY?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

If you properly fill in your proxy card and send it to us in time to vote, your “Proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your Proxy will vote your shares as recommended by the Board of Directors as follows:

•	“FOR” the election of all seven nominees for director

•	“FOR” the selection of Grant Thornton LLP as the Company’s independent auditors

•	“FOR” the amendment to increase the number of authorized shares of Common Stock

•	“FOR” the approval of a Non-Employee Directors’ Equity Plan

If any other matter is presented, your Proxy will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in accordance with his best judgment. At the time this Proxy Statement went to press, we knew of no matters which are proposed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

If you hold your shares of JMAR Common Stock in “street name” (that is, through a broker, bank or other nominee) and you fail to instruct your broker, bank or nominee as to how to vote such shares of common stock, your broker, bank or nominee may, in its discretion, vote your shares “FOR” certain of the Proposals described herein. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on “routine” matters, but not on “non-routine” matters. Routine matters include the election of directors (Proposal 1), ratification of auditors (Proposal 2) and increases in authorized common stock for general corporate purposes (Proposal 3). Non-routine matters include approval of equity plans (Proposal 4).

MAY I CHANGE MY VOTE AFTER I RETURN MY PROXY?

If you are a “record holder” of the shares (i.e., your shares are not held in “street name”) and you have returned the enclosed proxy card, you may change your vote at any time before the vote is conducted at the Annual Meeting. You may change your vote in any one of three ways:

•	You may request another proxy card from JMAR’s Corporate Secretary, complete it and mail it to JMAR’s Corporate Secretary.

•	You may notify JMAR’s Corporate Secretary by mail before the Annual Meeting that you have revoked your proxy.

•	You may attend the Annual Meeting and vote in person.

If your shares are held in “street name” (i.e., in the name of your broker, bank or other nominee), you should contact your broker, bank or other nominee for instructions on how to change your vote.

HOW DO YOU VOTE IN PERSON?

If you are a record holder of the shares and you plan to attend the Annual Meeting and vote in person, we will give you a ballot form when you arrive. Your voting in person at the Annual Meeting will take precedence over any prior proxies you have given. However, if your shares are held in “street name” (i.e., in the name of your broker, bank or other nominee), you must obtain a legal proxy from your broker, bank or other nominee and bring it to the Annual Meeting in order to cast your vote in person.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

PROPOSAL 1:
Election of Seven Directors	The seven nominees for director who receive the most votes will be elected. So, if a quorum exists and you do not vote for a particular nominee, or you indicate “WITHHOLD AUTHORITY” to vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee. Subject to certain notice requirements described above, you may cumulate your votes for directors.

PROPOSAL 2:
Ratification of Selection of Auditors	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on this proposal at the Annual Meeting is required to approve the ratification of the selection of Grant Thornton LLP as the Company’s independent auditors for the year 2004. Because this is a “routine” matter, brokers may exercise their discretion and vote on this matter without instructions from their customers. Abstentions (whether by brokers or other record holders) will be counted as present at the meeting and will have the effect of an “AGAINST” vote.
PROPOSAL 3:
Increase in Authorized Shares	Under Delaware law, the affirmative vote of a majority of the total number of shares issued and outstanding is required to approve the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40,000,000 to 80,000,000. Because this is a “routine” matter, brokers may exercise their discretion and vote on this matter without instructions from their customers. Abstentions (whether by brokers or other record holders) will be counted as present at the meeting and will have the effect of an “AGAINST” vote.
PROPOSAL 4:
Non-Employee Directors’ Equity Plan	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on this proposal at the Annual Meeting is required to approve the creation of the Non-Employee Directors’ Equity Plan. Because this is a “non-routine” matter, brokers may not exercise their discretion and vote on this matter without instructions from their customers. Therefore, abstentions will be counted as present at the meeting and will have the effect of an “AGAINST” vote, whereas broker non-votes are not counted in determining the total number of shares present.

WHO PAYS THE COST OF SOLICITING THESE PROXIES?

JMAR will pay all the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors, officers and employees also may solicit proxies in person, by telephone or by other electronic means of communication for which they will receive no compensation. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies. We will reimburse them for their reasonable expenses.

INFORMATION ABOUT JMAR STOCK OWNERSHIP

Ownership of 5% or More of JMAR Common Stock

The following lists all persons known by the Company to be the beneficial owner of more than 5 percent of the Company’s Common Stock as of April 20, 2004. A person is deemed to be the beneficial owner of JMAR Common Stock, whether or not such person has any economic interest therein, if such person directly or indirectly has (or shares with others) voting or investment power with respect to the JMAR shares or has the right to acquire beneficial ownership within sixty days.

	Number of Shares Beneficially
Name and Address	Owned(2)	Percent of Total
John S. Martinez(1)	1,770,024	5.51%
P.O. Box 1030 Del Mar, CA 92014

(1)	Includes: (a) 483,366 shares owned of record by the John S. Martinez Separate Property Trust, of which Dr. Martinez as trustee, has sole voting and investment power; and (b) 1,286,658 shares of Common Stock which are issuable upon exercise of currently exercisable warrants and stock options.

(2)	Laurus Master Fund, Ltd. (“Laurus”) owns shares of Series D, E, F, G and H Convertible Preferred Stock and related Warrants. Subject to the limitations described below, as of April 20, 2004, Laurus may convert the Preferred Stock and exercise the Warrants into a total of 4,371,897 shares of Common Stock. The Preferred Stock and Warrants may not be converted or exercised into Common Stock if it results in Laurus having beneficial ownership of more than 4.99% of the outstanding shares of JMAR common stock at any time (the “Ownership Limitation”). Laurus may terminate this Ownership Limitation upon a minimum of 75 days notice or upon a default by the Company of its redemption obligations under the Preferred Stock or its payment obligations under its working capital line (which, as of April 20, 2004, had no outstanding balance). In view of the Ownership Limitation, Laurus is not considered to be a beneficial owner of 5% or more of JMAR’s common stock and, therefore, is not reflected in the table above. Absent the Ownership Limitation, Laurus would have beneficial ownership of [4,871,897] shares, consisting of: (i) 2,931,897 shares issuable upon conversion of the Convertible Preferred Stock, and (ii) 1,440,000 shares issuable upon exercise of Warrants issued in connection with the sale of the Preferred Stock. The Company is also a party to a working capital line of credit with Laurus (the “Line”) pursuant to which the Company can borrow from time to time up to $3 million pursuant to a receivables-based formula. Outstanding amounts under the Line are convertible into common stock at $2.85 per share. Subject to the Ownership Limitation described above, additional borrowings and conversions into common stock under the Line would increase Laurus’ beneficial ownership accordingly.

Ownership of JMAR Common Stock by Management

The following table sets forth the beneficial ownership of Common Stock of the Company as of April 20, 2004 by each nominee for director, the “Named Officers” (as defined in “Executive Compensation” on page 22 below) and by all director nominees and executive officers as a group. Except as otherwise noted, the following stockholders have sole voting and investment power with respect to the shares. Information with respect to beneficial ownership is based on information furnished to the Company by each stockholder included in the table.

		Percentage of
	Number of Shares of	Outstanding Common
	Common Stock	Stock Beneficially
Beneficial Owner	Beneficially Owned	Owned
John S. Martinez(1)	1,770,024	5.51%
Ronald A. Walrod(2)	256,666	(13)
Dennis E. Valentine(3)	243,486	(13)
Joseph G. Martinez(4)	116,161	(13)
Charles A. Dickinson(5)	85,221	(13)
Vernon H. Blackman(6)	82,681	(13)
Barry Ressler(7)	79,271	(13)
C. Neil Beer(8)	58,791	(13)
Daniel J. Fleming(9)	51,354	(13)
Larry R. Johnson(10)	18,201	(13)
Edward P. O’Sullivan II(11)	3,500	(13)
All executive officers and directors as a group (13 persons)(12)	2,798,940	8.48%

(1)	See footnote (1) to preceding table.

(2)	All shares are issuable upon exercise of currently exercisable stock options and warrants.

(3)	Includes 211,994 shares issuable upon exercise of currently exercisable stock options and warrants.

(4)	Includes 108,256 shares issuable upon exercise of currently exercisable stock options.

(5)	Includes 33,877 shares held by Mr. Dickinson’s wife. Includes 16,083 shares issuable upon exercise of currently exercisable stock options.

(6)	Includes 61,083 shares issuable upon exercise of currently exercisable stock options and warrants.

(7)	Includes 66,083 shares issuable upon exercise of currently exercisable stock options.

(8)	Includes 58,583 shares issuable upon exercise of currently exercisable stock options.

(9)	Includes 26,667 shares issuable upon exercise of currently exercisable stock options.

(10)	Includes 11,201 shares issuable upon exercise of currently exercisable stock options.

(11)	Includes 1,000 shares issuable upon exercise of currently exercisable stock options.

(12)	Includes 2,137,858 shares issuable upon exercise of currently exercisable stock options and warrants.

(13)	Less than one percent.

PROPOSAL 1
ELECTION OF DIRECTORS

Nominees

We are asking the shareholders to elect a board of seven directors at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s seven nominees named below, all of whom are presently directors of the Company. While the Company has no reason to believe that any of the nominees will be unable to serve as a director, if such an event should occur, the shares will be voted for such substitute nominee or nominees as may be designated by the Board of Directors. The term of office of each person elected as director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

Pursuant to the Merger Agreement between the Company and the former shareholders of SAL, Inc., the Company agreed to nominate a designee of the former SAL shareholders until the earnout provisions of the Merger Agreement had been satisfied or terminated. Mr. Dickinson is the designee of the former SAL shareholders.

Name of Nominee	Age	Principal Occupation	Director Since
C. Neil Beer, Ph.D.	69	Executive Vice President of Computer Technology Associates, Inc.	1988
Vernon H. Blackman, Ph.D.	74	Chairman of the Board	1991
Charles A. Dickinson	80	Consultant	2001
John S. Martinez, Ph.D.	74	Retired Chairman of the Board and Chief Executive Officer of the Company	1987
Edward P. O’Sullivan	48	Founder and Managing Partner of CFO Connect, LLC	2003
Barry Ressler	63	Chief Executive Officer and Chairman of the Board of Triton Thalassic Technologies, Inc.	1994
Ronald A. Walrod	61	President and Chief Executive Officer of the Company	2002

C. NEIL BEER, Ph.D. has been a director since July 1988 and was an employee of the Company from May 1991 until November 1992 and a consultant to the Company from April 1993 to September 1993. Dr. Beer currently is the Executive Vice President of Computer Technology Associates, Inc. From April 1996 until April 2002, Dr. Beer was the President of SECON, a software and systems engineering company primarily supporting the national intelligence community. Prior to that, he was the Colorado Space Advocate, responsible for the growth of Colorado’s space industry. From September 1986 to October 1989, he was President and Chief Executive Officer of Thermo Technologies Corporation which develops advanced lasers, optics, signal processing and energy conversion hardware. Previously, he was Deputy for Strategic Defense, Military Applications, at Livermore National Laboratory. During his career with the U.S. Air Force, Dr. Beer achieved the rank of Major General and was deputy Chief of Staff, plans and programs, for the Air Force Space Command. Earlier, while assigned to the office of the Secretary of Defense, he worked with the White House staff on policy and support requirements. Dr. Beer was associate professor of mathematics at the Air Force Academy and a combat pilot in Southeast Asia. Dr. Beer graduated magna cum laude with a B.S. degree in engineering from the University of Oklahoma and received his doctorate in Operations Research in 1972 from that same University. Dr. Beer is recipient of the NDIA Medal for Outstanding Achievement in Space.

VERNON H. BLACKMAN, Ph.D. was elected Chairman of the Board in August, 2002. He has been a director of the Company since July 1991. Dr. Blackman served as Chairman of the Board and Chief Executive Officer of Esscor, a training and simulation service company to the utility industry, from December 1991 to July 1997 at which time Esscor was acquired by Foxboro Corporation. Dr. Blackman also served as Chairman of the Board, President and Chief Executive Officer of Jaycor, Inc. from 1989 until March 1991. Jaycor was a high-technology company that supplied R&D services to various agencies of the U.S. Government, primarily the Department of Defense. Prior to joining Jaycor, Dr. Blackman acted as a venture investor for his own account and helped to fund the early stage development of several companies. Dr. Blackman has also served on the Boards of Directors of several other public companies, including Newport Pharmaceuticals International, Inc. (1967-1974); Maxwell Laboratories, Inc. (1966-1974); Topaz, Inc. (1979-1983) at which time Topaz was acquired by Square D Corporation; and Optical Radiation Corporation (1970-1995). From 1974 to 1982, Dr. Blackman served as President, CEO and Chairman of the Board of S-Cubed, a high technology company that provided services and products to agencies of the U.S. Government. S-Cubed was acquired by Maxwell Laboratories, Inc. In 1959, Dr. Blackman co-founded MHD Research which was acquired by Hercules Corporation in 1964. Dr. Blackman received a BA in Physics from Colgate University in 1951 and a Ph.D. in Physics from Princeton University in 1955, subsequent to which he served on the faculty as a research associate for 2 years.

CHARLES A. DICKINSON has been a director of the Company since August 2001. Mr. Dickinson twice served as Chairman of the Board of Directors of Solectron Corporation, a $20 billion per-year worldwide leader in electronics manufacturing, assembly, and test services for electronic companies around the world. He joined the Solectron Board in 1984, served as Chairman from 1986 to 1990 and from 1994 to September 1996 and continues to serve as a director today. While an outside director, he accepted the assignment of establishing Solectron’s European business in 1991 and served as President of Solectron Europe from 1993 to February 1996. From January 2000 to August 2001 he was Chairman of the Board of Directors of SAL, Inc. (which was acquired by the Company in 2001). Before joining Solectron, Mr. Dickinson was Chairman, President and CEO of Vermont Micro Systems, Inc. He was also CEO of Dataproducts Corporation and he served seven years in various general management roles at Control Data Corporation. Prior to that, he was the Corporate Vice President of Manufacturing for Memorex and spent 20 years at RCA. He has served on the Boards of many other public and private companies over the years and currently is the Chairman of LeCroy Corporation, Inc., a public company, and privately-held Aavid Thermal Technologies, Inc., Nypro, Inc. and Systolic Networks. Mr. Dickinson holds a Bachelors of Electrical Engineering and an MBA from the University of Minnesota.

JOHN S. MARTINEZ, Ph.D. is co-founder of the Company and served as Chairman of the Board and Chief Executive Officer from its inception in 1987 to 2002. In August, 2002, Dr. Martinez retired as Chairman and Chief Executive Officer of the Company, but remains as a director. Prior to co-founding the Company in October 1987, he was President of HLX Laser, Inc., an excimer laser development company. Dr. Martinez is President of Jamar Enterprises, a management and investment consultant to high-technology companies, a company that is unaffiliated with the Company. From 1976 to 1984, Dr. Martinez was President and Chief Executive Officer of Physics International Company (“PI”), a high-technology research, development and manufacturing company specializing in high-intensity energy technology and X-ray generation equipment. During that period, PI’s annual sales grew from approximately $9,000,000 to over $42,000,000 and profits grew at a compounded annual rate in excess of 32%. From 1961 to 1976, Dr. Martinez held a number of management positions at TRW, Inc. He formed that company’s High Energy Laser program in 1970 and managed it until he left the company in 1976. Dr. Martinez, a Ford Foundation and Atomic Energy Commission Fellowship holder, earned his Ph.D. in Engineering Science from the University of California (Berkeley) in 1962, his Bachelor’s degree from Rensselaer Polytechnic Institute (Troy, NY) in 1951 and is a graduate of the Oak Ridge School of Reactor Technology. He served on active duty in the U.S. Marine Corps during the Korean War and was discharged as a Captain in 1954. He is the holder or co-holder of six patents. Dr. Martinez is the father of Joseph G. Martinez, Senior Vice President and General Counsel of the Company.

EDWARD P. O’SULLIVAN II has been a director of the Company since December 2003. Mr. O’Sullivan is the founder and Managing Partner of CFO Connect. Ed has over eighteen years of financial and operational management experience with technology and life science companies. He has start up experience as well as Fortune 100 experience. Ed’s past assignments include Nextec Applications, Inc., a start up company, where he was one of the founding members of the management team. In his capacity as Chief Financial Officer, he was responsible for Nextec’s global financial, administrative and manufacturing operations. He also served on the Board of Directors for Nextec Applications, Pte Ltd., a Singapore company. During this time, Ed also served on the Board of Directors for Consultant Locator.com. Prior to Nextec, Ed served as Controller, Secretary and Treasurer of Newpoint Corporation, a subsidiary of Proxima Corporation, a manufacturer of computer peripheral equipment and liquid crystal display panels where he was responsible for all financial activities as well as manufacturing operations. Prior to Newpoint, Ed served as Director of Finance and Secretary for Fluid Systems Corporation, a subsidiary of Allied-Signal, Inc. He also served on the Board of Directors for Fluid Systems Ltd, a United Kingdom company. Prior to Fluid Systems, Ed served as Chief Financial Officer and Secretary for Electron Inc., a manufacturer of automated revenue control and collection systems, where he was responsible for all financial activities. Ed currently serves on the Board of Directors for the University of San Diego, School of Business Alumni Association. Ed received a Bachelor of Arts degree from the University of California San Diego, Revelle College and a Masters of Business Administration degree, from the University of San Diego.

BARRY RESSLER has been a director of the Company since January 1994. Mr. Ressler is the Chief Executive Officer and Chairman of the Board of Triton Thalassic Technologies, Inc. (T3I), a company engaged in the non-chemical pathogen inactivation of blood products; photo-activation of therapeutic compounds and the treatment and control of micro-organism contaminated fluids for the paper, automotive, food packaging and pharmaceutical industries. Mr. Ressler is also the President of STAR Associates, Inc., a company engaged in the consultation, strategic planning and project funding of early stage industrial process and therapeutic/diagnostic technologies. From 1983 to December 1993 he served as Chief Executive Officer and Chairman of the Board of Universal Voltronics Corporation (UVC), a public company that developed high-voltage Pulse Power products for scientific research, defense, medical and industrial applications. In March 1990, UVC became a public subsidiary of Thermo Electron Corp. From 1963 until his appointment as CEO and Chairman, he served in various capacities at UVC. Mr. Ressler is the Chairman of the Board of Directors of EP Therapeutics, Inc., a company engaged in the development of a revolutionary new class of therapeutics as safer, alternative treatments for human cancers by eliminating the need for chemotherapy or radiation treatment protocols. Mr. Ressler is a co-inventor of patented high power ultraviolet radiation light sources and for monochromatic fluid treatment systems. Mr. Ressler graduated from the Pratt Institute with a B.S. in Engineering Science.

RONALD A. WALROD was elected President, Chief Executive Officer and director in October, 2002. From 1998 to 2000, Mr. Walrod served as President and CEO of Kinetic Probe, a privately-held company engaged in the development of semiconductor probe cards. While there, he established a new business model for the start-up operation and secured funding from a range of sources to develop and commercialize its product. From 1996 to 1998, Mr. Walrod served as President and CEO of Nautronix, a leading supplier of dynamic positioning, autopilot and automation systems for marine applications. From 1984 to 1993, Mr. Walrod served as President and CEO of Applied Remote Technology, Inc. (ART), a company he founded to develop autonomous undersea vehicle (AUV) systems, advanced undersea sensors, and acoustic communications links, all of which have both commercial and military applications. The effectiveness of ART’s AUV and sensor systems earned the Company recognition as a leading innovator in the field and led directly to ART’s acquisition by General Dynamics. Mr. Walrod graduated with Honors from the United States Coast Guard Academy and earned both Masters of Science and Professional Engineer Degrees from the Massachusetts Institute of Technology in 1970, and received a Masters of Business Administration degree from the University of San Diego in 1983. He was awarded a fellowship for graduate studies in Ocean Engineering from the National Science Foundation and has twice received the Industrial Research and Development IR 100 Award for Remotely Operated Vehicles developed under his direction. Mr. Walrod holds a United States Patent for “Comminution by Cryogenic Electrohydraulics” that was issued in 1998.

Vote Required for Election of Directors

Directors are elected by a plurality of the votes. If more than seven persons are in nomination, the seven nominees receiving the most votes will be elected as directors. Once a quorum is established, abstentions or other non-votes will not have any legal effect on the election of directors. See “Information About the Annual Meeting and Voting” on pages 1-3 above for information about cumulative voting rights.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE “FOR” ELECTION OF ALL SEVEN NOMINEES FOR DIRECTOR.

INFORMATION ABOUT THE BOARD AND CORPORATE GOVERNANCE

The Board is elected by the shareholders to oversee their interests in the long-term health and the overall success of the Company and its financial strength. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the shareholders. The Board selects and oversees the members of senior management, who are charged by the Board with conducting the business of the Company.

In the past six months, the Board has made significant changes to its Corporate Governance policies. In September 2003, the Board formed a Compensation Committee to consider matters involving the compensation of directors, and in March, 2004 the Board adopted a Compensation Committee Charter that expanded the committee’s responsibilities to cover the compensation of the CEO and all executive officers. In December 2003, the Board: 1) approved revisions to the Audit Committee Charter to expand and further define the responsibilities of the Audit Committee; 2) adopted a Code of Business Conduct and Ethics applicable to all employees and the Board of Directors, and an additional Code of Ethics for the Chief Executive Officer, Division General Managers and Senior Financial Officers; 3) adopted Complaint Procedures for Accounting and Auditing Matters applicable to both employees and non-employees; 4) formed a Disclosure Committee to enhance the Company’s disclosure policies and procedures and adopted a Charter governing that committee; and 5) appointed Mr. O’Sullivan as Chairman of the Audit Committee and determined that he met the definition of an audit committee financial expert as defined in the Securities Exchange Act of 1934 (the “1934 Act”). In March 2004, the Board 1) formed a Nominating and Corporate Governance Committee and approved its Charter; and 2) approved the Company’s Policy Regarding Shareholder Communications with the Board.

Independence Determination

Under applicable SEC rules and Nasdaq listing standards, the Board of Directors must have a majority of “independent” directors and certain matters must be approved either by the vote of a majority of the independent directors or by a committee comprised solely of independent directors. The members of the Audit Committee must also meet certain heightened independence standards, as described below in “Audit Committee.” Under applicable Nasdaq listing standards, a director is deemed to be independent if he or she is not an officer or employee of the Company and has no relationship which, in the opinion of the Board of Directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Specific relationships that would result in a director not being independent include employment by the company within the past three years, receiving payments from the Company in excess of $60,000 during any of the past three years and being related to an executive officer of the Company.

The Board has determined that five of its seven directors are independent under the Nasdaq listing standards, with Mr. Walrod (President and CEO) and Dr. Martinez (former CEO and father of an executive officer) not meeting the Nasdaq definition of independence. The Board intends to review the independence of its directors on at least an annual basis. As of August 2002, the position of Chairman of the Board has also been held by an independent director.

The Board and Board Committees

In 2003, the Board of Directors held ten meetings. Prior to March, 2004, the only standing committees of the Board of Directors were the Audit Committee and the Compensation Committee (initially formed in October 2003 with a limited charter to address director compensation matters). In 2003, the Audit Committee held five meetings and the Compensation Committee held one meeting. Each Director attended more than 75% of the aggregate of all meetings of the Board of Directors and the Committees on which he served during 2003.

Prior to March, 2004, matters involving the compensation of the Company’s executive officers and the nomination of directors were addressed by the entire Board of Directors. In March 2004, the Board established a standing Compensation Committee and a standing Nominating and Corporate Governance Committee.

The Board also holds regularly scheduled meetings of its independent directors at the end of its regular Board meeting.

The following table lists the current members of each of the Board’s standing Committees. All of these directors meet the Nasdaq definition of director independence.

Nominating
and Corporate
Board Member	Audit	Compensation	Governance
C. Neil Beer	X	X
Vernon H. Blackman	X	Chair	X
Charles A. Dickinson		X
Edward P. O’Sullivan II	Chair		X
Barry Ressler		X	X

The Audit Committee

Audit Committee Responsibilities:

The Audit Committee of the Company’s Board of Directors acts in accordance with a written charter first adopted and approved by the Board on May 5, 2000 and amended on December 12, 2003 and March 16, 2004. A copy of the revised Audit Committee Charter is attached to this Proxy Statement as Appendix A and is also available on the Company’s website at www.jmar.com. The Board of Directors will review the Audit Committee Charter on an annual basis.

Under the terms of its Charter, the Audit Committee represents and assists the Board in fulfilling its oversight responsibility relating to the integrity of the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and its ethics program, the independent auditors’ qualifications and independence and the performance of its independent auditors. In fulfilling its duties, the Audit Committee, among other things, shall:

•	have the sole authority and responsibility to hire, evaluate and, where appropriate, replace the independent auditors;

•	review with management and the independent auditors, the interim financial statements and the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations prior to the filing of the Company’s Quarterly Reports on Form 10-Q;

•	review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report) including (a) their judgment about the quality, not just acceptability, of the Company’s accounting principles, including significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (b) the clarity of the disclosures in the financial statements; and (c) the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations, including critical accounting policies;

•	review and discuss with management and the independent auditors the Company’s policies with respect to risk assessment and risk management;

•	review and discuss with management and the independent auditors the Company’s internal controls, and the Company’s disclosure controls and procedures and quarterly assessment of such controls and procedures;

•	establish procedures for handling complaints regarding accounting, internal accounting controls, and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters; and

•	review and discuss with management and the independent auditors the adequacy and effectiveness of the Company’s legal, regulatory and ethical compliance programs.

Audit Committee Member Qualifications:

In addition to meeting the Nasdaq definition of independence, members of the Audit Committee must also satisfy the following requirements: 1) each member meets additional criteria for independence under the Sarbanes-Oxley Act of 2002 (which prohibits the receipt of any compensatory payments from the Company, other than Board or Committee fees), 2) no member has participated in the preparation of the Company’s financial statements during the past three years, 3) each member must also be able to read and understand fundamental financial statements, and 4) at least one member must meet certain additional financial sophistication requirements. Finally, the Company is also required to disclose whether the Audit Committee has a member who is an “audit committee financial expert” as defined in SEC Rules. The Board of Directors has determined that each of the Audit Committee members meets the additional independence and other standards set forth above and that Mr. O’Sullivan meets both the Nasdaq requirement for financial sophistication and the SEC’s definition of an “audit committee financial expert.”

The Compensation Committee

Prior to 2004, compensation of the Company’s executive officers was approved by the entire Board of Directors, with the CEO abstaining as to his own compensation. In February 2004, by the vote of the independent directors, the Board approved the compensation of the Company’s executive officers for 2004. In March, 2004, the Board of Directors adopted a Compensation Committee Charter that expanded the authority of the Compensation Committee to include approval of all executive officer compensation matters.

Under the terms of its Charter, the Compensation Committee has overall responsibility for evaluating and approving all director and officer compensation plans, policies and programs of the Company. A copy of the Compensation Committee Charter is available on the Company’s website at www.jmar.com.

In fulfilling its duties, the Compensation Committee, among other things, shall:

•	review and approve all corporate goals and objectives relevant to the compensation of the Chief Executive Officer;

•	evaluate the performance of the Chief Executive Officer in light of approved corporate goals, performance goals and objectives and determine his compensation level;

•	review and approve the compensation of the Company’s executive officers;

•	review and approve all employment agreements, severance agreements or arrangements, change in control agreements/provisions, and any special or supplemental benefits for each executive officer;

•	approve, disapprove, modify or amend all non-equity plans designed and intended to provide compensation primarily for officers;

•	make recommendations to the Board regarding adoption of compensation plans;

•	administer, modify or amend the stock option and other equity incentive plans; and

•	Review and make recommendations to the Board on matters concerning the directors’ annual retainer, as well as any other compensation programs for the directors, committee chairpersons and committee members, consistent with any applicable requirements of the Nasdaq listing standards.

The Nominating and Corporate Governance Committee

The nominees for election as director at the 2004 Annual Shareholders Meeting were selected by the vote of the independent members of the Board of Directors. In March, 2004, the Board of Directors formed a

Nominating and Corporate Governance Committee to address corporate governance and Board development matters. Commencing in 2005, this Committee will select the director nominees.

Under the terms of its Charter, the Nominating and Corporate Governance Committee is responsible for considering and making recommendations concerning the function and needs of the Board, and reviewing and developing corporate governance guidelines. A copy of the Committee’s Charter is available on the Company’s website at www.jmar.com.

In fulfilling its duties, the Nominating and Corporate Governance Committee, among other things, shall:

•	identify individuals qualified to be Board members consistent with criteria established by the Board;

•	recommend to the Board nominees for the next annual meeting of shareholders;

•	evaluate individuals suggested by shareholders;

•	review the performance of the Board on an annual basis;

•	develop and recommend to the full Board a set of corporate governance guidelines, including policies furthering open communication among members of the Board, senior management and outside advisors, requiring regular meetings of the independent directors in executive session and requiring continuing education of directors in compliance with applicable Nasdaq Rules. The Committee shall review such guidelines annually and recommend any modifications thereto; and

•	periodically review all standing or any ad hoc committees and recommend to the full Board, as appropriate, changes in number, function or composition of committees. In evaluating candidates for nomination to committees of the Board, the Committee shall take into account the applicable requirements for members of committees of boards of directors under the Securities Exchange Act of 1934 and the Nasdaq listing standards.

Consideration of Director Nominees

Shareholder Nominees

The Nominating and Corporate Governance Committee will consider all shareholder recommendations for director nominees. Shareholders who wish to submit their recommendations for director candidates may do so by mailing their recommendations in writing to the Nominating and Corporate Governance Committee in care of the Corporate Secretary, JMAR Technologies, Inc., 5800 Armada Drive, Carlsbad, California 92008.

Evaluating Nominees

Recommendations by shareholders that are made in accordance with these procedures will receive the same consideration given to nominees obtained from other sources. In assessing each potential candidate, the Nominating and Corporate Governance Committee will review the nominees’ relevant business and industry experience; independence from management; judgment, skill, integrity and reputation; potential conflicts of interest; the current composition of the Board and such other factors as the Nominating and Corporate Governance Committee determines are pertinent in light of the current needs of the Board. The Nominating and Corporate Governance Committee will also take into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities. Prior to the nomination of the director nominees included in this Proxy Statement on March 16, 2004, no shareholder recommendations for director nominees had been received by the Company.

The Nominating and Corporate Governance Committee may use the services of a third-party executive search firm from time to time to assist it in identifying and evaluating possible nominees for director.

Director Compensation

During 2003, directors who were not salaried employees of the Company (“Non-Employee Directors”) were paid a retainer (the “Retainer”) of $1,000 per quarter and $1,000 for their attendance at each Board of Directors meeting. Directors are also reimbursed for their travel, lodging and food expense incurred when attending such meetings. Prior to June 30, 2003, $500 of the Board meeting fee was paid in Company Common Stock. Effective June 30, 2003, a new Nasdaq Rule required all compensatory grants of equity (shares or options) to be made from shareholder-approved plans. For Board meetings after June 30, 2003, one-half of the Board meeting fee ($500) was paid with the grant of stock options from the Company’s shareholder-approved 1999 Stock Option Plan at an exercise price $1.00 below the then market price. If the Non-Employee Director Equity Plan (Proposal No. 4) is approved by the shareholders, one-half of the Board meeting fee will once again be paid with shares of Common Stock.

All directors are eligible to receive option grants under the Company’s shareholder-approved 1999 Stock Option Plans on the same basis as key employees of the Company. Grants of options to directors from these plans will be made by the Board’s Compensation Committee on a case-by-case basis on such terms as the Committee in its discretion may decide. The Board’s policy has been to make an annual grant of options to the directors at the time of the Annual Shareholders Meeting. With the exception of the grant of options to the directors in payment of their $500 meeting fee discussed above, the Board’s policy is to grant options with an exercise price equal to the fair market value of the stock. In August 2003, the Company granted options to purchase 10,000 shares of Common Stock to each of the directors then serving (including Mr. Walrod in his capacity as a director) with an exercise price of $1.36 per share. Upon his joining the Board of Directors in December 2003, Mr. O’Sullivan was granted an option to purchase 10,000 shares with an exercise price of $1.87.

In 2003, the Board of Directors approved payment of a Chairman’s fee of $2,000 per month to Dr. Blackman for his services as Chairman of the Board. In recognition of the expanded responsibilities of the Audit Committee Chairman under recent changes in the securities laws and Nasdaq listing standards, in December 2003 the Board of Directors approved the payment of a Chairman’s fee of $2,500 per month to the Audit Committee Chairman (Mr. O’Sullivan).

Effective March 16, 2004, the Compensation Committee approved the following changes to the Non-Employee directors’ compensation: 1) an increase from $1,000 to $1,500 for the Non-Employee Directors’ quarterly retainer; 2) an increase in the Board meeting fee from $1,000 to $1,500, with one-half of the Board meeting fee being paid in shares of Common Stock or options, 3) a fee of $375 for each telephonic Board meeting, and 4) a fee of $500 for each formal Committee meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Executive officers, directors and certain persons who own more than ten percent of the Common Stock are required by Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), to promptly file a Form 4 with the SEC reporting any changes in ownership of Common Stock and to furnish us with copies of such reports. Copies of these reports are available on the SEC’s website at www.sec.gov and on the Company’s website at www.jmar.com. Any transactions not reported currently on a Form 4 must be reported on a Form 5 filed on an annual basis.

We have received written representations from each reporting person who did not file a Form 5 annual report that no Form 5 was due. Based on our review of the filed reports and these representations, we believe that all required Section 16(a) reports were timely filed in 2003.

REPORT OF THE AUDIT COMMITTEE

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER JMAR FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT JMAR SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

The Audit Committee reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2003 and discussed these financial statements with the Company’s management. Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report on those consolidated financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews, evaluates, and discusses with the Company’s management, internal accounting and financial personnel, and with the independent auditors the following:

•	The audited consolidated financial statements for the fiscal year ended December 31, 2003;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to shareholders;

•	changes in the Company’s accounting principles;

•	significant developments or changes in accounting rules applicable to the Company; and

•	the adequacy of the Company’s internal controls and accounting and financial personnel.

The Audit Committee also reviewed and discussed the audited consolidated financial statements and the matters required by Statement on Auditing Standard No. 90 (Communication with Audit Committees) with Grant Thornton LLP, the Company’s independent auditors. SAS No. 90 requires the Company’s independent auditors to discuss with the Company’s Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

The Company’s independent auditors also provided the Audit Committee with written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors to disclose annually, in writing, all relationships that in the auditor’s professional opinion may reasonably be thought to bear on independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditor’s provision of certain other, non-audit related services to the Company is compatible with maintaining such auditors’ independence.

Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

The Audit Committee Charter also provides that the Audit Committee shall provide advice to the Board of Directors in selecting, evaluating and replacing the independent auditors. In performing that duty, the Audit Committee recommended that the Board of Directors select Grant Thornton LLP to serve as JMAR’s independent auditors for 2004. The Board of Directors agreed with this recommendation and, accordingly, selected Grant Thornton LLP as JMAR’s independent auditors for 2004, subject to ratification by the Company’s shareholders.

AUDIT COMMITTEE:

/s/	Edward P. O’Sullivan II, Chairman
Vernon H. Blackman
C. Neil Beer

AUDIT AND NON-AUDIT FEES

The following is a description of the fees billed by Grant Thornton LLP and Arthur Andersen LLP for the fiscal years ended December 31, 2003 and 2002:

Audit Fees

Grant Thornton LLP billed the Company an aggregate of $194,738 in fees for professional services rendered in connection with the audit of the Company’s financial statements for the year ended December 31, 2003, the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 and the issuance of consents for registration statements. Grant Thornton LLP billed the Company an aggregate of $330,000 in fees for professional services rendered in connection with the audit of the Company’s financial statements for the year ended December 31, 2002, the re-audit of the Company’s financial statements for the years ended December 31, 2001 and 2000 included in the Company’s 2002 Form 10-K, and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the quarters ended June 30, 2002 and September 30, 2002. The re-audit of 2001 and 2000 was required due to the demise of Arthur Andersen LLP, and pursuant to Interpretation of AU Section 508 issued by the Audit Issues Task Force of the AICPA’s Auditing Standards Board. Arthur Andersen LLP billed the Company an aggregate of $13,125 for the review of the financial statements included in the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2002 and the issuance of a consent for a registration statement.

Audit-Related Fees

Fees for audit-related services billed by Grant Thornton LLP totaled $15,000 in 2003 and none in 2002. Audit-related services in 2003 included consultation on corporate governance matters. There were no billings from Arthur Andersen LLP for audit-related services in 2002.

Tax Fees

Fees for tax services billed by Grant Thornton LLP, including tax compliance and tax consultation, totaled $97,446 in 2003 and $71,250 in 2002. The Audit Committee has considered these tax services and has concluded that the provision of these services was compatible with maintaining the principal accountant’s independence. There were no billings from Arthur Andersen LLP for tax services in 2002.

All Other Fees

There were no billings from Grant Thornton LLP or Arthur Andersen LLP for 2003 and 2002 for other products or services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is required to pre-approve all audit and permissible non-audit services provided by the independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other non-audit services not otherwise prohibited. Under this policy, unless a type of service to be provided by the auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any pre-approved services exceeding pre-approved cost levels also will require specific pre-approval by the Audit Committee. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.

Under this policy, general pre-approval may be given for work associated with registration statements under the Securities Act of 1933 (for example, consents); due-diligence work for potential acquisitions or disposals; attest services not required by statute or regulation; adoption of new accounting pronouncements or auditing and disclosure requirements and accounting or regulatory consultations; internal control reviews and assistance with internal control reporting requirements; review of information systems security and controls; tax compliance, tax planning and related tax services (excluding any tax service prohibited by regulatory or other oversight authorities; expatriate and other individual tax services); and assistance and consultation on questions raised by regulatory agencies. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval to permit the Audit Committee to make a determination whether the provision of such services would impair the independent auditor’s independence.

CHANGE IN ACCOUNTANTS

On June 14, 2002, the Company’s Board of Directors, upon recommendation of the Company’s Audit Committee, decided not to continue to engage Arthur Andersen LLP as the Company’s principal accountants. The reports of Arthur Andersen LLP on our financial statements for the years ended December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with the audits of Arthur Andersen LLP for the years ended December 31, 2001 and 2000 and its review for the subsequent interim period, (1) there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years; and (2) there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). We requested that Arthur Andersen LLP furnish a letter addressed to the SEC stating whether or not Arthur Andersen LLP agreed with certain of the above statements. A copy of such letter stating no disagreement with the above statements was contained as an exhibit to Form 8-K filed with the Commission on June 21, 2002.

Effective August 9, 2002, the Company engaged Grant Thornton LLP as the Company’s independent auditor for fiscal year 2002. Grant Thornton LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries. Prior to their appointment on August 9, 2002, the Company had not consulted with Grant Thornton LLP during the last two fiscal years or subsequent interim periods on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion Grant Thornton LLP might issue on the Company’s financial statements. Prior to their appointment on August 9, 2002, the Company had not consulted with Grant Thornton LLP on any matter that was either the subject of a Disagreement (as defined above) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

PROPOSAL 2
RATIFICATION OF THE SELECTION OF AUDITORS

The Board of Directors has selected Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004 and has further directed that management submit the selection of its independent auditors for ratification by the shareholders at the Annual Meeting. Grant Thornton LLP has served as our auditors since August 9, 2002. Prior to that date, Arthur Andersen LLP served as the Company’s auditors. Representatives of Grant Thornton LLP will be present at the meeting with an opportunity to make a statement if they desire and such representatives will be available to respond to appropriate questions from stockholders in attendance.

Shareholder ratification of the selection of Grant Thornton LLP as the Company’s independent auditors is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of Grant Thornton LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Vote Required for Approval

Ratification of the Company’s selection of Grant Thornton LLP as the Company’s auditors for 2004 will require the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting. Abstentions are counted in determining the number of shares present at the meeting and will have the effect of a negative vote.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP.

PROPOSAL 3
AMENDMENT OF CERTIFICATE OF INCORPORATION TO
INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors has determined that it is advisable to increase the Company’s authorized Common Stock and has adopted, subject to stockholder approval, an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized number of shares of Common Stock from 40,000,000 shares to 80,000,000 shares. The Board of Directors believes that it is in the best interests of the Company and its shareholders to increase the number of authorized shares of Common Stock in order to provide the Company with adequate flexibility to take advantage of market conditions promptly and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of stockholders. The additional shares may be used, without further stockholder approval (subject to Nasdaq shareholder approval rules), for various purposes including, without limitation, raising capital, establishing strategic relationships with other companies, expanding the Company’s business or product lines through the acquisition of other businesses or products or providing equity incentives to employees, officers, or directors. The text of the proposed amendment is attached as Appendix B to this Proxy Statement.

The Company’s Certificate of Incorporation authorizes the issuance of 40,000,000 shares of Common Stock. As of April 20, 2004, 30,864,132 shares of Common Stock were issued and outstanding. A total of 7,946,014 shares of common stock are reserved for future issuance, consisting of:

•	5,014,117 shares of Common Stock were reserved for issuance upon the exercise of outstanding warrants and options (including 1,440,000 shares reserved for exercise of Warrants issued Laurus Master Fund (“Laurus”)); and

•	2,931,897 shares of Common Stock were reserved for issuance upon conversion of outstanding convertible preferred stock held by Laurus.

This leaves a total of 1,182,302 shares available for other purposes. Although there is no requirement to grant further options, a total of 890,161 shares remain authorized for future grants under the Company’s shareholder-approved 1999 Stock Option Plan.

The Company is also a party to a working capital line of credit with Laurus (the “Line”) which may be converted into Common Stock at $2.85 per share. Although there was no outstanding balance under the Line as of April    , 2004, the Company has the ability to borrow up to $3 million from time-to-time, subject to a receivables-based formula. In the event that the Company has an outstanding balance under the Line, additional shares of Common Stock must be reserved for possible conversion of such indebtedness. Although Laurus is subject to the Ownership Limitation (described on page 4 above), that limitation does not prohibit Laurus from converting or exercising all of its securities over time, so long as Laurus’ ownership at any given time remains below 4.99%. Therefore, the Company must reserve an appropriate number of shares to accommodate the full conversion and exercise of the securities held by Laurus. If this Proposal 3 is not approved by the shareholders, the Company will be limited in the amount it can borrow under the Line.

The rights, preferences and privileges pertaining to the additional shares of Common Stock authorized by this amendment will be identical to those pertaining to the shares of Common Stock presently authorized. Neither our common stock nor our preferred stock provides preemptive rights to purchase newly issued shares.

If this proposal is approved, the issuance of additional shares of Common Stock could have the effect of diluting earnings per share, book value or the voting rights of the present holders of shares of our common stock. The amendment may also have the effect of discouraging attempts to take control of the Company through a merger, tender offer, proxy contest or other approach, as additional shares of common stock could be issued to dilute the stock ownership and voting power of, or to increase the cost to, a party seeking to obtain control of the Company. We are not proposing this amendment in response to any known attempt or effort by a third party to take control of the Company. Furthermore, Nasdaq listing standards require prior shareholder approval of certain significant equity issuances, such as the establishment of equity plans or compensatory arrangements involving the Company’s officers, directors, employees or consultants, issuances resulting in a change of control and the sale of 20% or more of the outstanding shares at a discount.

If the amendment is adopted, it will become effective upon filing of a certificate of amendment of the Company’s Certificate of Incorporation with the Secretary of State of Delaware.

Vote Required for Approval

Under Delaware law, the affirmative vote of a majority of the total number of shares of the Company’s issued and outstanding capital stock is required to approve the amendment of the Company’s Certificate of Incorporation increasing the number of the Company’s authorized Common Stock. Abstentions and broker non-votes will, thus, have the same effect as a vote “against” the Proposal.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL 4
APPROVAL OF NON-EMPLOYEE DIRECTOR EQUITY PLAN

Prior to July 1, 2003, one-half of the Board’s meeting fee was paid in shares of the Company’s Common Stock. Effective July 1, 2003, changes in Nasdaq listing standards require prior shareholder approval for the compensatory issuance of any equity to directors, officers, employees or consultants, whether as individual awards or as a part of a plan. In order to continue its practice of paying a portion of the Board’s fees with shares of stock, in February 2004 the Board of Directors of the Company approved the adoption of the Non-Employee Director Equity Plan (the “Plan”), subject to shareholder approval of the Plan at the 2004 Annual Meeting.

The principal terms of the Plan are summarized below. A copy of the full Plan is attached as Appendix C to this Proxy Statement.

Terms of the Plan

The Plan authorizes the issuance of shares of Common Stock to the non-employee directors in payment of all or a portion of the fees paid to directors for Board of Directors and Committee meetings. The principle purpose of the Plan is to provide additional share ownership to directors and reduce the cash otherwise paid for meeting fees. A maximum of 100,000 shares of Common Stock may be issued under the Plan.

The Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the power to approve share issuances under the Plan for Board and Committee meeting fees and to administer and interpret the provisions of the Plan.

Issuance of Shares

Automatic Issuances: The Plan provides for the automatic issuance of shares of Common Stock to each non-employee director in payment of 50% of the meeting fee for each Board of Directors meeting. The number of shares issued will be determined by valuing the shares at the closing price of the Company’s Common Stock on the day prior to the meeting date.

Discretionary Issuances: The Plan also authorizes the Compensation Committee to approve the payment of additional shares for the balance of any Board of Directors meeting fees not automatically paid in shares (i.e., the remaining 50% of the Board meeting fee) and to approve the issuance of shares in payment of all or a portion of the fees for Committee meetings.

New Plan Benefits:

If the Plan is approved by the shareholders, commencing with the Board of Directors meeting to be held immediately following the Annual Meeting and on the date of each Board meeting held thereafter, each of the Non-Employee directors will automatically be issued a number of shares equal to one-half of the Board meeting fee (currently one-half of $1,500) divided by the closing price of the Company’s Common Stock on the day prior to the meeting date. For example, if the closing price of the Company’s Common Stock on the day before a Board meeting is $3.50, each director will be issued 215 shares in payment of one-half of his meeting fee. Since there are currently six non-employee directors, a total of 1,290 shares would be issued at the Board meeting in this example.

Vote Required for Approval

Approval by the shareholders of the Company of the creation of a Non-Employee Director Equity Plan providing for the issuance of a total of 100,000 shares of Common Stock requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting. Abstentions are counted in determining the number of shares present at the meeting and will have the effect of a negative vote. Because this is a “non-routine” matter, brokers may not vote their shares in the absence of instructions from their customers. Therefore, uninstructed shares held by brokers will not be considered present and entitled to vote and will not affect the outcome of the vote on this matter.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE CREATION OF THE NON-EMPLOYEE DIRECTOR EQUITY PLAN.

EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of the Company are as follows:

Name	Age	Position
Ronald A. Walrod	61	President and Chief Executive Officer
Daniel J. Fleming, Ph.D.	62	Senior Vice President, Chief Operating Officer of JMAR; General Manager of Systems Division
Joseph G. Martinez	46	Senior Vice President, General Counsel and Secretary
Dennis E. Valentine	48	Vice President Finance, Chief Financial Officer and Chief Administrative Officer
John P. Ricardi	51	Vice President, Business Development
Scott H. Bloom	42	General Manager of Research Division
Larry R. Johnson	62	General Manager of Microelectronics Division

Officers of the Company are elected annually by the Board of Directors and hold office until their successors are duly elected and qualified.

RONALD A. WALROD – The background and experience of Mr. Walrod, President and Chief Executive Officer, is set forth above in “Election of Directors – Nominees”.

DANIEL J. FLEMING, Ph.D. joined JMAR/SAL NanoLithography, Inc. (now called the Systems Division) as President in August 2001 when SAL, Inc. was merged into JSAL. Dr. Fleming became Senior Vice President and Chief Operating Officer of JMAR in February 2003. He had been President, CEO, and a director of SAL. He brings a strong and diverse background in the semiconductor electronics business from more than three decades in the semiconductor industry at IBM Microelectronics, SVG Lithography Systems (SVGL), and SAL. At SVGL he was responsible for the marketing and customer support of semiconductor lithography equipment. His earlier experience at IBM includes executive management of the development and production of world-class chip products and the underlying materials, process technology and production equipment. He has held governance and advisory board positions at SEMATECH, SRC, and university semiconductor research centers. Dr. Fleming received a BEE from Rensselaer Polytechnic Institute and a MS (EE) and Ph.D. (EE) from Syracuse University.

JOSEPH G. MARTINEZ joined the Company in June 1998 as Vice President and General Counsel and has been the Company’s Secretary since August 2000. Mr. Martinez was elected Senior Vice President in August 2001. Mr. Martinez also served as Acting President of JMAR Precision Systems, Inc. from September 2001 until its sale by the Company in 2003 and served as the Company’s Interim Chief Executive Officer from August to October, 2002. From 1986 to 1998, Mr. Martinez was employed by Parker, Milliken, Clark, O’Hara & Samuelian, P.C., a Los Angeles-based law firm which had served as the Company’s outside general corporate counsel since the Company’s inception in 1987. From 1993 to 1998, Mr. Martinez was a shareholder of Parker, Milliken and was the principal attorney responsible for representing the Company. From 1984 to 1986, Mr. Martinez was employed by another law firm in Los Angeles. During his tenure at Parker, Milliken, Mr. Martinez specialized in corporate, securities and general business law. In 1984 Mr. Martinez received both a Juris Doctor degree from the University of California, Davis and a Master of Business Administration from U.C. Berkeley (with an emphasis in Finance and Accounting) in a Joint Degree Program. He received his B.A. in Genetics from U.C. Berkeley in 1980. Mr. Martinez has been a member of the California State Bar since 1984. Mr. Martinez is the son of Dr. John S. Martinez, one of the Company’s directors and the former Chairman and Chief Executive Officer.

DENNIS E. VALENTINE has been the Vice President-Finance of the Company since August 1990, Chief Financial Officer and Chief Administrative Officer since March 1991 and was Secretary from January 1992 until August 2000. Prior to joining the Company, Mr. Valentine had over ten years of financial and management experience with Arthur Andersen LLP. His experience there included extensive work with public companies and consultation regarding mergers and acquisitions. He was the manager in-charge of the local office merger and acquisition program and was on the Board of Advisors of the Orange County Venture Forum. Mr. Valentine received a Bachelor of Science degree in Business from the University of Southern California in 1978. He is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

JOHN P. RICARDI joined the Company as Vice President of Business Development in February 2003. Mr. Ricardi brings more than 25 years of experience in developing sales for high technology products and systems to his position with JMAR. He most recently served as President and Chief Executive Officer of NTec Systems Corporation, an emerging Canadian semiconductor equipment company where, within one year, he raised sufficient capital to interest other Canadian investors and began alliance discussions with key industry leaders. Prior to that, he served as President and CEO of Advanced Laser and Fusion Technology, Inc., where he was instrumental in the effort to convert the company from a research and development operation to a commercial corporation. From 1997 through 1999, Mr. Ricardi served as Vice President of Corporate Development for JMAR Technologies, Inc. and as Senior Vice President of Sales and Marketing of JMAR’s Precision Systems operation in Chatsworth, California. Prior to JMAR, he held senior sales and marketing positions with the Imaging Systems Division of Datron Advanced Technologies, a California-based manufacturer of advanced satellite communications products; Airpax Corporation (now a division of Siemens AG), which manufactures a range of electronic products for commercial and military applications; and Texas Instruments, Inc. Mr. Ricardi holds Bachelors and Masters degrees in Electrical Engineering from Northeastern University in Boston, Massachusetts.

SCOTT H. BLOOM, Ph.D. joined JMAR as the General Manager of the Research Division in March 2003. Prior to joining the Company, he served as the Chief Technical Officer of AirFiber, Inc., a developer of high-bandwidth wireless communication systems that he founded in 1998. Prior to that, Dr. Bloom served as Vice President, Commercial Business Development for AstroTerra Corporation, a developer of free space optics equipment. While there, he was responsible for both commercial and government new business development, and he initiated a partnership with Lucent Technologies that was instrumental in advancing the organization toward the goal of product commercialization. Dr. Bloom also has held senior management positions with Trex Communications Corporation, where he led research and development work on laser communications products and systems for terrestrial, air, and space applications, and for ThermoTrex Corporation, where he directed R&D in the areas of laser communications, atomic line filters, diamond electronics, and laser based wind speed sensors. Dr. Bloom holds a Bachelor of Science degree from the California Institute of Technology, a Masters of Business Administration from the University of California, Los Angeles, and a Doctorate degree in Physics from Tufts University in Condensed Matter Physics.

LARRY R. JOHNSON joined JMAR Semiconductor, Inc. in July, 1996 as Process Engineering Manager and was elected Vice President of Operations in January, 1999. After the restructuring of JMAR Semiconductor, Mr. Johnson became the General Manager of JMAR’s Microelectronics Division in November 2002. Mr. Johnson has worked in the semiconductor chip and foundry industry for more than three decades at companies including Hughes Aircraft, Rockwell International, Signetics Corporation, National Semiconductor, Advanced Micro Devices (AMD) and Fairchild Semiconductor. At Rockwell International he was Director of Operations supervising 1,500 employees. While at AMD, Mr. Johnson formed their MOS Division, which now generates the majority of AMD’s revenues. Mr. Johnson received his B.S. degree from the University of Redlands and an MBA from Pepperdine University.

EXECUTIVE COMPENSATION

The following Table sets forth the annual and long-term compensation for services in all capacities to the Company during each of the last three fiscal years of the Company’s Chief Executive Officer during 2003 and the other four most highly compensated individuals serving as executive officers as of December 31, 2003 whose compensation (salary and bonus) exceeded $100,000. These five officers are referred to hereinafter as the “Named Officers”.

Summary Compensation Table

				Long-Term
				Compensation	Other
		Annual Compensation (1)(3)		Awards (2)	Compensation ($)
				Shares Underlying
Name and Principal		Salary	Bonus	Options and
Position	Year	($)	($)	Warrants (#)
Ronald A. Walrod Chief Executive Officer (4)	2003	250,000	0	260,000	0
	2002	56,995	0	510,000	0
Daniel J. Fleming,	2003	185,000	0	0	0
Chief Operating Officer(5)	2002	185,000	0	0	0
	2001	78,768	0	40,000	0
Joseph G. Martinez, Senior Vice	2003	164,800	0	0	0
President, General Counsel	2002	164,800	6,000	30,000	0
	2001	149,538	0	22,500	0
Dennis E. Valentine,	2003	155,615	10,000	0	0
Chief Financial Officer	2002	141,000	5,116	20,000	0
	2001	125,768	0	34,113	0
Larry R. Johnson, General Manager	2003	132,688	0	15,000	0
Microelectronics Division (6)	2002	144,595	35,000	0	0
	2001	110,000	0	0	0

(1)	Excludes perquisites and other personal benefits, the aggregate annual amount of which for each Named Officer was less than the lesser of $50,000 or 10% of the total salary and bonus reported.

(2)	Represents the grant of options or warrants. The Company did not grant any restricted stock or stock appreciation rights or make any long term incentive plan payments during the fiscal years ended December 31, 2003, 2002 and 2001.

(3)	Includes bonus payments earned by the Named Officers in the year indicated for services rendered in such year, but which were paid in the following year.

(4)	Compensation for 2002 is for two and one-half months.

(5)	Compensation for 2001 is for five months.

(6)	Compensation for 2001 and 11 months of 2002 is in capacity as President of JMAR Semiconductor, Inc. Compensation in 2002 includes the payment of accrued vacation of $24,595 in connection with the discontinuation of JMAR Semiconductor, Inc.

Option Grants in the Last Fiscal Year

The following table sets forth each grant of stock options and warrants made during the fiscal year ended December 31, 2003 to each of the Named Officers. Pursuant to Securities and Exchange Commission rules, the table also shows the value of the options at the end of the terms if the stock price were to appreciate annually by 5% and 10%, respectively. The assumed values may not reflect actual value at the times indicated.

		Percentage
		of Total
	Shares	Options			Potential Realizable
	Underlying	Granted to			Value at Assumed
Name	Options	Employees	Exercise		Annual Rates of Stock
	Granted	in Fiscal	Price Per	Expiration	Price Appreciation for
	(1)(5)	Year	Share	Date (2)	Option Term
					5%	10%
Ronald A. Walrod	250,000 (3)	51.07	$0.90	April 11, 2013	$142,500	$357,500
	10,000 (4)	2.04	$1.36	June 6, 2014	9,700	25,200
Daniel J. Fleming	0	0	N/A	N/A	N/A	N/A
Joseph G. Martinez	0	0	N/A	N/A	N/A	N/A
Dennis E. Valentine	0	0	N/A	N/A	N/A	N/A
Larry R. Johnson	0	0	N/A	N/A	N/A	N/A

(1)	All such options were granted under the Company’s 1999 Stock Option Plan (“Options”). The exercise price of the options reported above was equal to the fair market value of the Company’s Common Stock at the date of grant. The terms of each such option are determined by the Board of Directors. The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.

(2)	Options which are unvested at the time of termination of optionee’s employment expire at that time. Vested options also expire if not exercised within 60 days after termination of optionee’s employment or one year following death of optionee if not exercised by optionee’s personal representative. Vested options issued to directors expire one year following resignation as a director.

(3)	These options are Incentive Stock Options and are exercisable in increments of one-third each of the first three years after the date of grant.

(4)	These options are non-qualified options and are exercisable in increments of one-third each of the first three years after the date of grant.

(5)	These options contain a Reload Option feature whereby if the optionee exercises the option in whole or in part using shares of Common Stock owned by the optionee for at least six months, the Company shall grant to the optionee a new option to purchase that number of shares equal to the shares transferred to the Company in payment of the exercise price of the option. In addition, if the optionee exercises the option in whole or in part with cash, the Company shall grant to the optionee a new option to purchase that number of shares equal to the amount of cash paid divided by the market value of the Common Stock on the date of exercise. In both cases, these Reload Options will have an exercise price equal to the market price on the date of grant of the Reload Option and are not exercisable until one year following the date of grant.

Aggregated Option and Warrant Exercises in Last Fiscal Year and Year End Option Values

The following table sets forth for each of the Named Officers (i) the shares acquired and the value realized on each exercise of stock options, if any, by said officers during the fiscal year ended December 31, 2003; (ii) the number of shares of common stock underlying employment-related options and warrants outstanding at December 31, 2003; and (iii) the value of such options and warrants which are “in-the-money”:

				Value of
			Shares Underlying	Unexercised
			Unexercised	In-the-Money
			Options and	Options and
			Warrants at	Warrants at
	Acquired		December 31, 2003	December 31, 2003
	on	Value	Exercisable/	(1) Exercisable/
Name	Exercise	Realized	Unexercisable	Unexercisable
Ronald A. Walrod	0	$0	170,000/600,000	$173,566/$719,534
Daniel J. Fleming	0	0	26,667/13,333	$0/$0
Joseph G. Martinez	0	0	96,960/44,040	$5,721/$10,834
Dennis E. Valentine	0	0	145,534/50,873	$26,255/$6,543
Larry R. Johnson	0	0	6,201/15,000	$500/$21,750

(1)	Options are “in-the-money” if the fair market value of the underlying common stock exceeds the exercise price of the option or warrant at December 31, 2003. The fair market value of a share of common stock at December 31, 2003 was $2.35 per share as quoted on the NASDAQ Stock Market at the close of trading.

Defined Benefit or Actuarial Plans

The Company has no defined benefit pension or actuarial plans under which its executive officers participate.

Other Non-Equity Compensation Plans

As discussed in the Report of the Compensation Committee below, in 2001 and 2002, the Board approved a Management Incentive Bonus Plan (the “MIBP”) based on profits generated, as well as non-financial goals, and stock performance during those respective years. No bonuses were paid to the Named Officers for 2001. Bonuses of $35,000, $6,000 and $5,116 were paid to Messrs. Johnson, Martinez and Valentine, respectively, in 2003 for achieving certain incentive goals for 2002. No formal bonus plan was established for 2003; however, a discretionary bonus of $10,000 was approved by the Board and paid to Mr. Valentine in 2004 for achieving certain goals in 2003.

Employment Agreements

Pursuant to an Employment Agreement with Ronald A. Walrod, the Company hired him as Chief Executive Officer at a base salary of no less than $250,000 per annum. The Employment Agreement provides that Mr. Walrod’s employment is terminable by the Company “at will,” but in the event that his employment is terminated without “cause” (as defined), he will be paid his salary for six months after such termination. In the event of termination of Mr. Walrod’s employment after a “change of control,” he will receive a lump sum payment equal to 12 months of salary.

EQUITY COMPENSATION PLAN INFORMATION

The following Table sets forth information regarding all equity compensation plans (including individual contracts) (i) previously approved by the Company’s shareholders, and (ii) not previously approved by the Company’s shareholders, as of December 31, 2003.

			Number of Shares
			Remaining Available
			for Future Issuance
	Number of Shares to		Under Equity
	be Issued Upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding Shares
Plan	Outstanding Options	Outstanding Options	Reflected in
Category	and Warrants	and Warrants	Column (a))
	(a)	(b)	(c)
Plans Approved by Shareholders	1,909,327	$2.50	890,161
Plans Not Approved by Shareholders	1,213,920	$2.31	—
Total	3,123,247	$2.43	890,161

Summary Description of the Company’s Equity Compensation Plans

The Company has one shareholder-approved stock option plan from which additional options may be granted (the 1999 Stock Option Plan) and five terminated option or warrant plans under which previously granted options and warrants remain outstanding. Prior to Nasdaq rule changes in 2003 requiring shareholder approval of compensatory equity grants, the Company established several plans and entered into a number of equity compensation agreements with individuals that were not required to be approved by the shareholders. All of these plans and individual arrangements are described below.

Shareholder Approved Plans:

The 1991 Stock Option Plan

The Company’s shareholders approved the 1991 Stock Option Plan (“1991 Plan”) in July, 1991 and approved amendments to the 1991 Plan in June, 1992, September, 1995 and September, 1996. The 1991 Plan, as amended, provided for the grant of options to the Company’s employees, directors and consultants for up to 1,480,000 shares. The term of the 1991 Plan has expired and no further options may be granted under this plan. As of December 31, 2003, options to purchase a total of 899,488 shares are outstanding.

The 1999 Stock Option Plan

The Company’s shareholders approved the 1999 Stock Option Plan (“1999 Plan”) in August, 1999 and approved an amendment to the 1999 Plan in December, 2002. This plan authorizes the grant of options to purchase up to 1,900,000 shares of the Company’s Common Stock. As of December 31, 2003, options to purchase 1,009,839 shares were outstanding and 890,161 shares were available for future option grants.

Non-Shareholder Approved Plans and Individual Arrangements:

Management Anti-Dilution Plan

In February, 1993, the Company’s Board of Directors approved the issuance of Warrants to the then officers and directors of the Company in consideration for agreements made by them in connection with an underwritten offering of the Company’s Common Stock. This plan has terminated and no additional securities may be issued from this plan. As of December 31, 2003, Warrants to purchase 306,920 Warrants are outstanding. These Warrants have an exercise price of $3.00 per share.

Research Division Warrant Plan

In April, 2001, Warrants were issued to employees of the Research Division in connection with an incentive plan for performance of certain milestones in 2000. This plan has terminated and no additional Warrants may be issued under this plan. As of December 31, 2003, Warrants to purchase a total of 74,000 shares were outstanding. These Warrants have an exercise price of $3.25 per share and expire on the earlier of 60 days after termination of employment or January, 2011.

JPSI Warrant Plan

In September, 1993, the Company’s Board of Directors approved an incentive plan providing for the issuance of Warrants to employees of the Company’s JMAR Precision Systems subsidiary. This plan has terminated and no additional Warrants may be issued from this plan. As of December 31, 2003, Warrants to purchase 53,000 shares were outstanding. These Warrants have exercise prices ranging from $3.00 to $9.50 per share and expire on the earlier of 60 days after termination of employment or March 24, 2005.

2002 Research Division Plan

In May, 2002, the Company’s Board of Directors approved a plan for the issuance of options to purchase Common Stock to Research Division employees. This plan has terminated and no additional options may be issued from this plan. As of December 31, 2003, options to purchase 125,000 shares were outstanding. These Options have an exercise price of $1.71 per share and expire on the earlier of 60 days after termination of employment or 10 years after date of grant.

Individual Compensation Arrangements

In December, 1998, an option to purchase 50,000 shares, with an exercise price of $3.00 per share, was issued to Fred Schiele in connection with his hiring as President and Chief Operating Officer of the Company. In September, 2001, in connection with the termination of his employment this option was modified to waive the provision which otherwise would have caused its termination 60 days after the termination of his employment. This option expires on November 30, 2008.

In June, 2000, a Warrant to purchase 25,000 shares, with an exercise price of $5.00 per share, was issued to Market Broker Relations for investor relations services. This Warrant expires on June 2, 2005.

In March, 2002, a Warrant to purchase 20,000 shares, with an exercise price of $2.50 per share, was issued to Ladenburg Thalmann, Inc. for services as a placement agent in connection with a financing in March, 2002. This Warrant expires on June 30, 2008.

In June, 2002, an option to purchase 10,000 shares, with an exercise price of $2.00 per share, was issued to Cuper Opina, an employee of the Company. The option vests one-third per year for three years, and expires on the earlier of 60 days after termination of his employment or June 14, 2012.

In October, 2002, an option to purchase 500,000 shares, with an exercise price of $1.33 per share was issued to Ronald A. Walrod in connection with his hiring as President and Chief Executive Officer of the Company. The Option vests one-third per year for three years, and expires on the earlier of 60 days after termination of his employment or October, 2012.

In July, 2003, a Warrant to purchase 50,000 shares, with an exercise price of $1.16 per share, was issued to Dian Griesel, President of The Investor Relations Group, as compensation for investor and public relations services. This warrant expires on June 30, 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On February 23, 2000, Dr. Beer executed a Secured Promissory Note (the “Note”) in the original principal amount of $14,250, with interest accruing at the prime rate, payable on demand by the Company. In March

2004, Dr. Beer repaid the Note and accrued interest in full by delivering to the Company a total of 7,552 shares of Common Stock of the Company.

REPORT OF THE COMPENSATION COMMITTEE

THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER JMAR FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT JMAR SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

Prior to 2004, compensation matters involving the Company’s executive officers were approved by the entire Board of Directors, with the CEO abstaining as to his own compensation. The following report of the Board of Directors (excluding Mr. Walrod and Mr. O’Sullivan (who joined the Board in December 2003)) discusses the Company’s compensation policies during fiscal 2003 as they affected the Company’s Chief Executive Officer and the Company’s other executive officers:

Compensation Policies for Executive Officers. The Company’s compensation policies for its executive officers are designed to provide compensation levels that are competitive with those of other similar companies and thereby to enable the Company to attract and retain qualified executives. More specifically, the Company’s compensation policies aim, through a combination of base salary, annual bonus and equity-based compensation, to motivate officers to assist the Company in meeting its annual and long-range business objectives and thereby to enhance stockholder value. The cumulative effect of the Company’s compensation policies for executive officers is to tie such compensation closely to the Company’s performance.

Annual Cash Compensation. The Board of Directors believes that the annual cash compensation paid to executives should be commensurate with both the executive’s and the Company’s performance. Prior to 2003, the Company’s executive cash compensation consisted of base compensation (salary) and variable incentive compensation (annual bonus).

The base salaries for executive officers are established considering a number of factors, including the Company’s profitability; the executive’s individual performance and measurable contribution to the Company’s success; and pay levels of similar positions with comparable companies in the industry. The Board supports the Company’s compensation philosophy of moderation for elements such as base salary and benefits. Base salary decisions are made as part of the Company’s annual review process. Generally, base salaries are maintained to be comparable to salaries paid by similar size, high technology companies.

Bonus Plans. Prior to 2003, the Company’s executive officers participated in a Management Incentive Bonus Plan pursuant to which the executive officers could earn a performance bonus award based on three performance factors: the overall financial performance of the Company and the performance of the business unit for which the executive is accountable, non-financial goals, and the executive’s individual performance. The performance objectives of the Company and the business unit for the 2002 plan were derived from the Company’s Board-approved annual business plan, which included specific financial performance targets relating to revenue and profits for the fiscal year, as well as non-financial goals. A bonus of $35,000, $6,000 and $5,116 was paid to Messrs. Johnson, Martinez and Valentine, respectively, in 2003 for achieving certain incentive goals for 2002. No general bonus plan was approved by the Board for 2003. However, the Board approved the payment of a performance bonus of $10,000 to Mr. Valentine in 2004 for achieving certain goals in 2003.

Equity Based Incentive Compensation. The Board of Directors believes that by providing executive officers with an equity interest in the Company those officers are provided with additional incentives to work to maximize stockholder value over the long term. Options or warrants to purchase Company stock may be granted from the 1999 Stock Option Plan. Pursuant to the 1999 Stock Option Plan, the CEO and other executive officers (as well as other key employees) may be periodically granted stock options at the then fair market value of the Company’s Common Stock. In 2002, options to purchase 15,000 shares were granted to

Mr. Johnson and options to purchase 250,000 shares were granted to Mr. Walrod under the 1999 Stock Option Plan.

CEO Compensation. Mr. Walrod was hired as Chief Executive Officer in October 2002. Pursuant to Mr. Walrod’s Employment Agreement, the Company agreed to pay Mr. Walrod an annual salary of not less than $250,000. The Board believes this level of base salary is commensurate with salaries of CEO’s of similarly situated public companies. Through his stock options, the Board believes that Mr. Walrod shares with other stockholders of the Company a significant stake in the long-range success of the Company’s business.

Through these various compensation programs, the Board of Directors believes that JMAR furthers its objectives of attracting, retaining and motivating the best qualified executive officers and employees, and ultimately will serve to increase shareholder value.

BOARD OF DIRECTORS
(excluding Mr. Walrod and
Mr. O’Sullivan):

/s/ Vernon H. Blackman
C. Neil Beer
Charles A. Dickinson
John S. Martinez
Barry Ressler

Compensation Committee Interlocks and Insider Participation

During 2003, executive compensation matters were addressed by the entire Board of Directors. Except for Mr. Walrod, the Company’s CEO (who abstained from deliberations regarding his own compensation) and Dr. Martinez (the Company’s former CEO), none of the members of the Board who participated in the deliberations concerning executive officer compensation were either officers or employees of the Company. None of the members of the Board serves as an executive officer of any other entity whose Board of Directors or compensation committee includes an executive officer of the Company.

Comparative Stock Performance

Set forth below is a line graph which compares the percentage change in the cumulative total stockholder return on the Company’s Common Stock from December 31, 1998 through December 31, 2003 with the percentage change in the cumulative total return over the same period of the (i) Russell 2000 Index and (ii) Russell 3000 Electronics: Semi-Conductors/Components Industry Index. This graph assumes an initial investment of $100 on December 31, 1998 in each of the Company’s Common Stock, the Russell 2000 Index and the Russell 3000 Electronics: Semi-Conductors Industry Index and that all dividends, if any, were reinvested.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
JMAR Technologies, Inc.	$100	$215	$153	$141	$48	$111
Russell 2000 Index	$100	$121	$118	$121	$96	$141
Russell 3000 Semiconductors	$100	$173	$147	$123	$60	$118

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Stockholders who intend to submit proposals to be voted upon at the annual meeting or who intend to nominate persons for election for the Board of Directors must do so in accordance with the Company’s Bylaws and applicable SEC Rules. Nothing in the following discussion is meant to preclude discussion by any shareholder of any business properly brought before the Annual Meeting.

Inclusion in Company’s Proxy Statement

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in the Company’s 2005 proxy statement. In order to qualify for inclusion, among other requirements, stockholder proposals must be submitted in writing to the Secretary of the Company and received no later than January 3, 2005 (based on the release of proxy materials for the 2004 meeting on May 3, 2004), or if the 2005 meeting date is more than 30 days before or after June 25, 2005, the deadline shall be no later than 120 days prior to the scheduled date of the 2005 Annual Meeting. Stockholders interested in submitting a proposal or a nomination are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws.

Other Matters to Come Before the Meeting

Under the Company’s Bylaws, a proposal or nomination that a stockholder does not seek to include in the Company’s proxy statement for its 2005 Annual Meeting, but which the stockholder wishes to have considered and voted on at the 2005 Annual Meeting, must be submitted in writing to the Secretary of the Company not later than March 19, 2005 (based on the release of proxy materials for the 2004 meeting on May 3, 2004). If the date of the 2004 Annual Meeting is advanced or delayed by more than 30 days from the anniversary date of the 2004 Annual Meeting (June 25), the stockholder must submit any such proposal or nomination no later than the later of the close of business on the 75th day prior to the date of the 2005 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The stockholder’s submission must include certain specified information concerning the proposal or nominee and information as to the stockholder’s ownership of common stock of the Company. Proposals or nominations not meeting these requirements will not be entertained at the Annual Meeting. If the stockholder submits the proposal or nomination prior to the deadline, but does not conduct its own solicitation of shareholders in accordance with the requirements of Rule 14a-4(c) (2) under the Securities Exchange Act of 1934, the persons named as proxies intend to exercise their discretionary authority to vote as they deem in the best interests of the Company on any such proposal or nomination submitted by a stockholder. Stockholders should contact the Secretary of the Company in writing at 5800 Armada Drive, Carlsbad, CA 92008 to obtain additional information as to the proper form and content of submissions.

SHAREHOLDER COMMUNICATIONS WITH BOARD OF DIRECTORS

     The Board of Directors has approved a process for shareholders to send communications to the Board or any of the directors. All such communications will first go to the Corporation’s Corporate Secretary. If a communication does not relate in any way to Board matters, he or she will deal with the communication as appropriate. If the communication does relate to any matter of relevance to the Board, he or she will relay the message to the Chairman of the Nominating and Corporate Governance Committee, who will determine whether to relay the communication to the entire Board or to other non-management directors. The Corporate Secretary will keep a log of all communications addressed to the Board. If you wish to submit any comments or express any concerns to the Board, you may use one of the following methods:

•	Write to the Board at the following address:

Board of Directors c/o Corporate Secretary JMAR Technologies, Inc. 5800 Armada Drive Carlsbad, CA 92008

•	Email the Board at [boardofdirectors@jmar.com]

Policy Regarding Board Attendance at Annual Meetings

Shareholders who attend the Company’s Annual Meeting of Shareholders often have the opportunity to meet and talk to members of the Board of Directors. It is the Company’s policy that, absent unusual circumstances, members of the Board of Directors should attend the Company’s Annual Meeting of Shareholders. This is facilitated by the fact that the Board of Directors customarily holds a regularly scheduled Board of Directors meeting on or near the same date as the Annual Meeting. All of the directors attended the 2003 Annual Meeting of Shareholders (except for Mr. O’Sullivan who joined the Board in December 2003).

OTHER BUSINESS

The Board of Directors does not intend to present any other business at the meeting and knows of no other matters which will be presented at the meeting.

By Order of the Board of Directors

Joseph G. Martinez
Dated: April 26, 2004	Secretary

Appendix A

AUDIT COMMITTEE CHARTER

(Amended by Board of Directors
On March 16, 2004)

I. PURPOSE

     The Audit Committee is a standing committee of the Board of Directors of JMAR Technologies, Inc. (the “Company”). The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to (i) the integrity of the Company’s financial statements and financial reporting process and the Company’s systems of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the annual independent audit of the Company’s financial statements, the engagement of the independent auditors and the evaluation of the independent auditors’ qualifications, independence and performance; (iv) the compliance by the Company with legal and regulatory requirements, including the Company’s disclosure controls and procedures; and (v) the fulfillment of the other responsibilities set out herein. The Report of the Audit Committee required by the rules of the Securities and Exchange Commission shall be included in the Company’s annual Proxy Statement.

MEMBERSHIP

     The Audit Committee shall be comprised of at least three directors as determined by the Board to meet the independence and financial literacy requirements of the listing standards of the NASDAQ Stock Market, Inc. (“NASDAQ”) and applicable federal law. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. The Chairman of the Audit Committee shall be appointed by the Board.

AUTHORITY

     The Audit Committee shall have the sole authority to select (subject to shareholder ratification), evaluate, appoint and replace the independent auditors and shall approve in advance all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall consult with management regarding these matters, but shall not delegate these responsibilities.

     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting, or other consultants to advise the Committee. The Company shall provide funding, as determined by the Audit Committee, for payment of compensation to the independent auditors and to any advisors employed by the Audit Committee. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications to the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

     The Committee shall review and reassess the adequacy of this Charter on an annual basis and submit proposed changes to the Board for approval. The Committee has the powers and responsibilities delineated in this Charter. It is not, however, the Committee’s responsibility to prepare and certify the Company’s financial statements, to guaranty the independent auditor’s report, or to guaranty other disclosures by the Company. These are the fundamental responsibilities of management and the independent auditor. Committee members are not full-time Company employees and are not performing the functions of auditors or accountants.

MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. All Committee members are expected to attend each meeting, in person or via tele- or video-conference. The

Committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. The Committee will meet separately, periodically, with management and with external auditors. It will also meet periodically in executive session when deemed appropriate by the Committee. The Committee will caused to be kept adequate minutes of all of its proceedings, and will report its actions to the next meeting of the Board.

RESPONSIBILITIES AND DUTIES

The Audit Committee shall have the following duties and responsibilities:

Financial Statements and Disclosure Matters

1.	Review and discuss with management and the independent auditors the Company’s annual audited financial statements, including disclosures made in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the annual report, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management and the independent auditors the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements.

3.	Review and discuss earnings press releases.

4.	Receive a disclosure from the Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Qs about 1) any significant deficiencies in design or operation of internal controls or material weaknesses therein, and 2) any fraud, whether or not material, involving management or other employees who have a significant role in the Company’s internal controls.

5.	Periodically review management’s evaluation of the Company’s internal control structure and procedures for financial reporting. Upon effectiveness of the Section 404 internal controls rules, review with management and the independent auditors the Company’s annual assessment of its internal controls and the independent auditors’ attestation report about the Company’s assessment. Management’s review shall include a review of the Company’s information technology security and control.

6.	Review and discuss with management the adequacy and effectiveness of the Company’s disclosure controls and procedures.

Independent Accountants

7.	On an annual basis, evaluate, select and appoint the independent auditors and approve in advance all audit engagement fees and terms with the independent auditors.

8.	Approve guidelines for the retention of the independent auditors for any non-audit services and determine procedures for the approval of audit and non-audit services in advance. In accordance with such procedures, the Committee shall approve in advance all audit or non-audit services provided to the Company by the independent auditors, all as required by applicable law or listing standards. Pre-approval authority may be delegated to one or more members of the Committee.

9.	Receive and discuss a report from the independent auditors at least annually regarding:

a) The independent auditors’ internal quality-control procedures;

b) Any material issue raised by the most recent quality-control review, or peer review (if applicable), of the independent auditors, or by any inquiry or investigation by governmental professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors;

c) Any steps taken to deal with any such issues;

d) All relationships between the independent auditors and the Company, in order to assess the independent auditors’ independence.

10.	Evaluate the qualifications, performance and independence of the independent auditors, including whether the provision of non-audit services is compatible with maintaining the auditors’ independence, and taking into account the opinions of management. This shall include a review and discussion of the annual communication as to independence delivered by the independent auditors (Independence Standards Board Standard No. 1 – “Independence Discussions with Audit Committee”). The Audit Committee shall present its conclusions to the Board, and if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditors. Approve any proposed discharge of the independent accountants when circumstances warrant.

Financial Reporting Processes

11.	Review the independent auditors’ proposed audit scope and approach.

12.	Periodically review and discuss reports from the independent auditors on, among other things, certain:

a) Critical accounting policies and practices to be used;

b) Alternative treatments of financial information within generally accepted accounting principles;

c) Other material written communications between the independent auditors and management, such as any management letter and JMAR’s response to such letter or schedule of unadjusted differences;

d) Difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, and communications between the audit team and the audit firm’s national office with respect to difficult auditing or accounting issues presented by the engagement.

13.	Discuss with the independent auditors the matters required to be discussed by Auditing Standards No. 61 relating to the conduct of the audit.

Process Improvement

14.	Establish regular and separate systems of reporting to the Audit Committee by each of management, and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

15.	Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

16.	Establish, review and update periodically a Code of Ethics and Code of Conduct. Review the process for communicating the Code of Ethics and Code of Conduct to Company personnel, and for monitoring compliance therewith.

17.	Review and approve all related-party transactions (as defined in the relevant NASDAQ requirements).

18.	Review with management, including the Company’s General Counsel, legal compliance matters including corporate securities trading policies.

19.	Review with management, including the Company’s General Counsel, and the independent auditors any material legal matter that could have a significant impact on the Company’s financial statements.

20.	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

General

21.	Engage in an annual self-assessment of the Audit Committee’s effectiveness with the goal of continuing improvement.

22.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by the employees of the Company of concerns regarding questionable accounting or auditing matters.

23.	Review annually the independence of each Committee member based on NASDAQ and SEC Rules.

Appendix B

PROPOSED AMENDMENT TO ARTICLE FOURTH OF THE
CERTIFICATE OF INCORPORATION OF JMAR TECHNOLOGIES, INC.

Article Fourth of the Certification of Incorporation of the Company shall be amended to read in its entirety as follows:

“FOURTH”: The total number of shares of all classes which the Corporation shall have authority to issue is Eighty-Five Million (85,000,000) shares, of which Eighty Million (80,000,000) shares shall be Common Stock, par value $0.01 per share, and Five Million (5,000,000) shares shall be Preferred Stock, par value $0.01 per share, issuable in one or more series.

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Appendix C

JMAR TECHNOLOGIES, INC.
NON-EMPLOYEE DIRECTORS’ EQUITY PLAN

1. PURPOSE.

The purpose of the JMAR Technologies, Inc. (“Company”) Non-Employee Directors’ Equity Plan (the “Plan”) is to provide the Company’s non-employee directors with additional equity in the Company and to conserve cash through the payment of a portion of the directors’ Board of Directors and Committee meeting fees with shares of Common Stock.

2. ADMINISTRATION.

The Plan shall be administered under the direction of the Compensation Committee of the Board of Directors (the “Committee”) which consists of two or more directors who are Non-Employee Directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Committee shall have sole and complete authority to (i) determine whether shares of common stock shall be issued to non-employee directors in payment of meeting fees that are not automatically paid under this Plan; (ii) establish from time to time regulations for the administration of the Plan; (iii) interpret the Plan, and (iv) make all determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations by the Committee shall be final and binding on all participants.

3. ELIGIBILITY.

The participants in the Plan are limited to the members of the Company’s Board of Directors who are not employees of the Company.

4. TERMS AND CONDITIONS OF AWARDS.

     4.1 Automatic Issuances. Without any further action by the Board of Directors or the Compensation Committee, on the date of each meeting of the Board of Directors, each non-employee director shall be automatically issued a number of shares of Common Stock equal to one-half of the director meeting fee for that meeting divided by the closing price (as quoted on Nasdaq) of the Company’s Common Stock on the day prior to the meeting.

     4.2 Discretionary Issuances. The Compensation Committee shall be authorized to issue additional shares to the Non-Employee Directors as a group in payment of any portion of the Board of Directors meeting fees not paid under Section 4.1 and in payment of all or a portion of the fees for meetings of the Committees of the Board of Directors.

     4.3 It is the Company’s intention to file a Form S-8 Registration Statement to register the shares under this Plan prior to the issuance of any shares. If the shares are not registered under the Securities Act of 1933 (the “Act”) when issued, each certificate issued in respect of stock awarded under the Plan shall bear the following (or a similar) additional legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, and such shares may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered unless registered under such Securities Act, or unless, in the opinion of counsel for the Company, an exemption is available from registration.”

5. STOCK SUBJECT TO THE PLAN.

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The shares of Common Stock included in the Plan will be authorized but unissued shares. Subject to adjustment in the number and kind of shares as provided in Section 7 hereof, 100,000 shares of Common Stock shall be reserved for award under the Plan.

6. CHANGES IN CAPITALIZATION.

The aggregate number of shares of Common Stock which may be awarded under the Plan as provided in Section 5 hereof, shall be appropriately adjusted for any increase or decrease in the total number of shares of the Company’s Common Stock resulting from a division or combination of shares or other capital adjustment; or resulting from the payment of a common stock dividend, or other increase or decrease in such shares effected without receipt of consideration by the Company.

7. AMENDMENT OR TERMINATION.

(a) The Board of Directors may amend the Plan from time to time in such respects as the Board of Directors may deem advisable, provided that no change may be made in any award theretofore granted which would impair the rights of a participant, without consent of the participant, and provided further, that without the approval of the Company’s stockholders, no amendment may be made if such approval would be required by Rule 16b-3 under the Exchange Act for transactions pursuant to the Plan to continue to be exempt thereunder or if shareholder approval is required under applicable Nasdaq listing standards.

(b) The Board of Directors may at any time terminate the Plan. Any such termination of the Plan shall not affect awards already in effect and such awards shall remain in full force and effect as if the Plan had not been terminated.

8. EFFECTIVE DATE OF THE PLAN.

The Plan shall be effective upon adoption by the Board of Directors, subject to approval by majority vote of the stockholders of the Company.

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PROXY	PROXY

JMAR TECHNOLOGIES, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of JMAR Technologies, Inc. hereby appoints Joseph G. Martinez and Dennis E. Valentine and each of them, with full power of substitution to each, proxies of the undersigned to represent the undersigned at the 2004 Annual Meeting of the Shareholders of JMAR Technologies, Inc. to be held on Friday, June 25 2004 at the San Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California, at 10:00 a.m., local time, and at any adjournment(s) thereof, with all powers, including voting rights, which the undersigned would possess if personally present at said meeting on the following:

(1) Election of seven Directors of the Company to serve until the 2005 Annual Meeting of Shareholders of JMAR Technologies, Inc. and until their respective successors are duly elected and qualified.

☐	For all nominees listed below (except as marked to the contrary below)	☐	Withhold Authority to vote for all listed

C. Neil Beer, Vernon H. Blackman, Charles A. Dickinson, John S. Martinez, Edward P. O’Sullivan II, Barry Ressler and Ronald A. Walrod

     (INSTRUCTIONS: To withhold authority for any individual nominee, write that nominee’s name in the space provided below.)

(2)	Ratification of the selection of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

☐	For	☐	Against	☐	Abstain

(3)	Amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40,000,000 to 80,000,000.

☐	For	☐	Against	☐	Abstain

(4)	Approval of a Non-Employee Directors’ Equity Plan consisting of 100,000 shares of Common Stock for the payment of Board and Committee meeting fees.

☐	For	☐	Against	☐	Abstain

(Continued on reverse side.)

THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR LISTED ON REVERSE SIDE, FOR THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT AUDITORS, FOR THE AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES AND FOR THE APPROVAL OF THE NON-EMPLOYEE DIRECTORS’ EQUITY PLAN.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The proxies (or, if only one, then that one proxy) or their substitutes acting at the meeting may exercise all powers hereby conferred.

The undersigned hereby revokes any prior proxy and ratifies and confirms all the above-named proxies or their substitutes, and each of them, shall lawfully do or cause to be done by virtue hereof.

The undersigned acknowledges receipt of the Notice of the 2004 Annual Meeting of Shareholders and accompanying Proxy Statement dated April 26, 2004.

Dated:		, 2004

Signature

Signature if held jointly

IMPORTANT: In signing this Proxy, please sign your name or names in the same way as shown at left. When signing as a fiduciary, please give your full title. If shares are registered in the names of two or more persons, each should sign.

IMPORTANT: PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

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